Exhibit (a.25)

ISHARES, INC.

ARTICLES SUPPLEMENTARY

iShares, Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “SDAT”) that:

FIRST: Under a power contained in Article FIFTH of the Charter (the “Charter”) of the Corporation, and pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation (the “Board of Directors”), by resolutions duly adopted, classified 181,800,000 undesignated shares (the “Undesignated Shares”) of common stock, par value $.001 per share (the “Common Stock”), as follows:

1. 25,000,000 Undesignated Shares are classified and designated as shares of iShares MSCI Colombia Capped ETF, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of a series of Common Stock as set forth in the Charter.

2. 125,000,000 Undesignated Shares are classified and designated as additional shares of iShares MSCI Hong Kong Index Fund, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of such series of Common Stock as set forth in the Charter.

3. 31,800,000 Undesignated Shares are classified and designated as additional shares of iShares MSCI Italy Capped Index Fund, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of such series of Common Stock as set forth in the Charter.

SECOND: Immediately before these Articles Supplementary were accepted for record by the SDAT, the total number of authorized shares of Common Stock was 31,850,000,000, with an aggregate par value of $31,850,000, of which 705,975,000 were shares without further classification or designation and 31,144,025,000 were classified and designated as follows:

Series	Number of Shares
iShares Asia/Pacific Dividend 30 Index Fund	500,000,000
iShares Core MSCI Emerging Markets ETF	250,000,000

iShares Emerging Markets Dividend Index Fund	500,000,000
iShares Emerging Markets Corporate Bond Fund	500,000,000
iShares Emerging Markets High Yield Bond Fund	500,000,000
iShares Emerging Markets Local Currency Bond Fund	500,000,000
iShares Global ex USD High Yield Corporate Bond Fund	500,000,000
iShares Global High Yield Corporate Bond Fund	500,000,000
iShares International DR Completion Index Fund	25,000,000
iShares Latin America Bond Fund	500,000,000
iShares MSCI All Country World Minimum Volatility Index Fund	500,000,000
iShares MSCI Australia Index Fund	627,800,000
iShares MSCI Austria Capped Investable Market Index Fund	100,000,000
iShares MSCI Belgium Capped Investable Market Index Fund	136,200,000
iShares MSCI Brazil Capped Index Fund	500,000,000
iShares MSCI BRIC Index Fund	500,000,000
iShares MSCI Canada Index Fund	340,200,000
iShares MSCI Chile Capped Investable Market Index Fund	200,000,000
iShares MSCI EFM Africa ex South Africa Index Fund	500,000,000
iShares MSCI Emerging Markets Asia Index Fund	500,000,000
iShares MSCI Emerging Markets Consumer Discretionary Sector Index Fund	500,000,000
iShares MSCI Emerging Markets Eastern Europe Index Fund	200,000,000
iShares MSCI Emerging Markets EMEA Index Fund	500,000,000
iShares MSCI Emerging Markets Energy Sector Capped Index Fund	500,000,000
iShares MSCI Emerging Markets Growth Index Fund	500,000,000
iShares MSCI Emerging Markets Index Fund	2,000,000,000
iShares MSCI Emerging Markets Minimum Volatility Index Fund	500,000,000
iShares MSCI Emerging Markets Small Cap Index Fund	500,000,000
iShares MSCI Emerging Markets Value Index Fund	500,000,000
iShares MSCI EMU Index Fund	1,000,000,000
iShares MSCI Europe Index Fund	500,000,000
iShares MSCI France Index Fund	340,200,000
iShares MSCI Frontier 100 Index Fund	500,000,000
iShares MSCI Frontier Emerging Markets APEX Index Fund	500,000,000
iShares MSCI GCC Countries ex Saudi Arabia Index Fund	500,000,000
iShares MSCI Germany Index Fund	382,200,000
iShares MSCI Global Agriculture Producers Fund	500,000,000
iShares MSCI Global Energy Producers Fund	500,000,000
iShares MSCI Global Gold Miners Fund	500,000,000
iShares MSCI Global Select Metals & Mining Producers Fund	500,000,000
iShares MSCI Global Silver Miners Fund	500,000,000
iShares MSCI Greece Index Fund	200,000,000
iShares MSCI Hong Kong Index Fund	250,000,000
iShares MSCI Israel Capped Investable Market Index Fund	500,000,000
iShares MSCI Italy Capped Index Fund	63,600,000
iShares MSCI Japan Index Fund	2,124,600,000
iShares MSCI Japan Small Cap Index Fund	500,000,000

iShares MSCI Malaysia Index Fund	300,000,000
iShares MSCI Mexico Capped Investable Market Index Fund	255,000,000
iShares MSCI Netherlands Investable Market Index Fund	255,000,000
iShares MSCI Pacific ex-Japan Index Fund	1,000,000,000
iShares MSCI Portugal Index Fund	200,000,000
iShares MSCI Singapore Index Fund	300,000,000
iShares MSCI South Africa Index Fund	400,000,000
iShares MSCI South Korea Capped Index Fund	200,000,000
iShares MSCI Spain Capped Index Fund	127,800,000
iShares MSCI Sweden Index Fund	63,600,000
iShares MSCI Switzerland Capped Index Fund	318,625,000
iShares MSCI Taiwan Index Fund	900,000,000
iShares MSCI Thailand Capped Investable Market Index Fund	200,000,000
iShares MSCI Turkey Investable Market Index Fund	200,000,000
iShares MSCI United Kingdom Index Fund	934,200,000
iShares MSCI USA High Dividend Yield Index Fund	250,000,000
iShares MSCI USA Index Fund	500,000,000
iShares MSCI Vietnam Investable Market Index Fund	500,000,000
iShares MSCI World Index Fund	500,000,000

THIRD: Immediately after these Articles Supplementary are accepted for record by the SDAT, the total number of authorized shares of Common Stock is 31,850,000,000, with an aggregate par value of $31,850,000, of which 524,175,000 are shares without further classification or designation and 31,325,825,000 are classified and designated as follows:

Series	Number of Shares
iShares Asia/Pacific Dividend 30 Index Fund	500,000,000
iShares Core MSCI Emerging Markets ETF	250,000,000
iShares Emerging Markets Dividend Index Fund	500,000,000
iShares Emerging Markets Corporate Bond Fund	500,000,000
iShares Emerging Markets High Yield Bond Fund	500,000,000
iShares Emerging Markets Local Currency Bond Fund	500,000,000
iShares Global ex USD High Yield Corporate Bond Fund	500,000,000
iShares Global High Yield Corporate Bond Fund	500,000,000
iShares International DR Completion Index Fund	25,000,000
iShares Latin America Bond Fund	500,000,000
iShares MSCI Colombia Capped ETF	25,000,000
iShares MSCI All Country World Minimum Volatility Index Fund	500,000,000
iShares MSCI Australia Index Fund	627,800,000
iShares MSCI Austria Capped Investable Market Index Fund	100,000,000
iShares MSCI Belgium Capped Investable Market Index Fund	136,200,000
iShares MSCI Brazil Capped Index Fund	500,000,000

iShares MSCI BRIC Index Fund	500,000,000
iShares MSCI Canada Index Fund	340,200,000
iShares MSCI Chile Capped Investable Market Index Fund	200,000,000
iShares MSCI EFM Africa ex South Africa Index Fund	500,000,000
iShares MSCI Emerging Markets Asia Index Fund	500,000,000
iShares MSCI Emerging Markets Consumer Discretionary Sector Index Fund	500,000,000
iShares MSCI Emerging Markets Eastern Europe Index Fund	200,000,000
iShares MSCI Emerging Markets EMEA Index Fund	500,000,000
iShares MSCI Emerging Markets Energy Sector Capped Index Fund	500,000,000
iShares MSCI Emerging Markets Growth Index Fund	500,000,000
iShares MSCI Emerging Markets Index Fund	2,000,000,000
iShares MSCI Emerging Markets Minimum Volatility Index Fund	500,000,000
iShares MSCI Emerging Markets Small Cap Index Fund	500,000,000
iShares MSCI Emerging Markets Value Index Fund	500,000,000
iShares MSCI EMU Index Fund	1,000,000,000
iShares MSCI Europe Index Fund	500,000,000
iShares MSCI France Index Fund	340,200,000
iShares MSCI Frontier 100 Index Fund	500,000,000
iShares MSCI Frontier Emerging Markets APEX Index Fund	500,000,000
iShares MSCI GCC Countries ex Saudi Arabia Index Fund	500,000,000
iShares MSCI Germany Index Fund	382,200,000
iShares MSCI Global Agriculture Producers Fund	500,000,000
iShares MSCI Global Energy Producers Fund	500,000,000
iShares MSCI Global Gold Miners Fund	500,000,000
iShares MSCI Global Select Metals & Mining Producers Fund	500,000,000
iShares MSCI Global Silver Miners Fund	500,000,000
iShares MSCI Greece Index Fund	200,000,000
iShares MSCI Hong Kong Index Fund	375,000,000
iShares MSCI Israel Capped Investable Market Index Fund	500,000,000
iShares MSCI Italy Capped Index Fund	95,400,000
iShares MSCI Japan Index Fund	2,124,600,000
iShares MSCI Japan Small Cap Index Fund	500,000,000
iShares MSCI Malaysia Index Fund	300,000,000
iShares MSCI Mexico Capped Investable Market Index Fund	255,000,000
iShares MSCI Netherlands Investable Market Index Fund	255,000,000
iShares MSCI Pacific ex-Japan Index Fund	1,000,000,000
iShares MSCI Portugal Index Fund	200,000,000
iShares MSCI Singapore Index Fund	300,000,000
iShares MSCI South Africa Index Fund	400,000,000
iShares MSCI South Korea Capped Index Fund	200,000,000
iShares MSCI Spain Capped Index Fund	127,800,000
iShares MSCI Sweden Index Fund	63,600,000
iShares MSCI Switzerland Capped Index Fund	318,625,000
iShares MSCI Taiwan Index Fund	900,000,000
iShares MSCI Thailand Capped Investable Market Index Fund	200,000,000

iShares MSCI Turkey Investable Market Index Fund	200,000,000
iShares MSCI United Kingdom Index Fund	934,200,000
iShares MSCI USA High Dividend Yield Index Fund	250,000,000
iShares MSCI USA Index Fund	500,000,000
iShares MSCI Vietnam Investable Market Index Fund	500,000,000
iShares MSCI World Index Fund	500,000,000

FOURTH: The shares of Common Stock described above have been classified and designated by the Board of Directors under the authority contained in the Charter. These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law. These Articles Supplementary do not increase the total number of authorized shares of stock of the Corporation.

FIFTH: The undersigned Vice President acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

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IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and attested to by its Secretary on this 28th day of March, 2013.

ATTEST:	ISHARES, INC.

/s/ Eilleen M. Clavere	By:	/s/ Edward Baer	(SEAL)
Eilleen M. Clavere		Edward Baer
Secretary		Vice President